UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2019

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2019, Cleveland-Cliffs Inc. (the “Company” or “Cliffs”) announced the appointment of Mr. Keith A. Koci, age 54, as Executive Vice President, Chief Financial Officer of the Company to replace Mr. Timothy K. Flanagan, effective immediately.

Mr. Koci’s appointment as Executive Vice President, Chief Financial Officer of the Company is effective February 12, 2019. Prior to joining Cliffs, Mr. Koci served as Senior Vice President and Chief Financial Officer of Metals USA Holdings Corp., a network of metals service centers for steel and other metal products, since the acquisition of Metals USA by Reliance Steel & Aluminum in 2013. Prior to that, Mr. Koci was Senior Vice President, Business Development for Metals USA from 2006 to 2013.

In connection with his appointment, Mr. Koci will be paid a base salary of $425,000 per year. The Company’s proxy statement dated March 12, 2018 provides a detailed description of the material plans, contracts or arrangements in which Mr. Koci will be a participant. There was no arrangement or understanding between Mr. Koci and any other person(s) pursuant to which he was elected Executive Vice President, Chief Financial Officer. There are no family relationships between Mr. Koci and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There are no transactions or any currently proposed transaction (other than Mr. Koci's compensation), in which the Company was or is to be a party and the amount involved exceeds $120,000, and in which Mr. Koci had or will have a direct or indirect material interest. Except as set forth above, there are no material plans, contracts or arrangements to which Mr. Koci is a party or in which he participates that were entered into, or material amendments in connection with Mr. Koci’s appointment as Executive Vice President, Chief Financial Officer, nor any grants or awards to Mr. Koci or any modifications thereto, under any such plan, contract or arrangement in connection with Mr. Koci’s appointment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Cleveland-Cliffs Inc. published a news release on February 12, 2019 captioned, “Cleveland-Cliffs Announces New Chief Financial Officer”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	February 14, 2019	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary